AMENDMENT #4 TO
                        AGREEMENT FOR WHOLESALE FINANCING
                              (Security Agreement)


This Amendment #4 to the Agreement for Wholesale Financing (this "Amendment") is made as of April 30, 1998 by and between MicroAge Computer Centers, Inc., a Delaware corporation ("MCCI"), MicroAge Logistics Services, Inc., a Delaware corporation ("MLS"), Pinacor, Inc., a Delaware corporation ("Pinacor"), and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS

         WHEREAS, MCCI, MLS and IBM Credit have entered into that certain Agreement for Wholesale Financing dated as of December 17, 1993 (as amended, supplemented or as otherwise modified from time to time, the "Agreement");

         WHEREAS, Pinacor is an affiliate of MCCI and MLS and will be acquiring inventory with financing provided by IBM Credit;

         WHEREAS, IBM Credit, MCCI, MLS and Pinacor believe it is in their best interests to make Pinacor a party to the Agreement;

         WHEREAS, MCCI, MLS and Pinacor desire to participate in the corporate restructuring described on Exhibit C attached hereto (the "Restructuring")' and

         WHEREAS, MCCI, MLS and Pinacor desire the consent of IBM Credit to the Restructuring and in connection therewith to amend the Agreement in the manner hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IBM Credit ("you"), MCCI, MLS and Pinacor ("we" or "us") hereby agree as follows (except as otherwise defined herein, all capitalized terms shall have the same meanings set forth in the Agreement).

         1. MCCI, MLS and Pinacor hereby represent and warrant to IBM Credit that Exhibit C completely and accurately describes the Restructuring. IBM Credit consents to the Restructuring.

         2. Pinacor is hereby made a party to the Agreement, and all references to "MCCI" in the Agreement shall be deemed to be references to MicroAge Computer Centers, Inc., MicroAge Logistics Services, Inc., and Pinacor, Inc. acting jointly and severally. Pinacor hereby expressly assumes, on a joint and several basis, all obligations of MCCI and MLS under the agreement, including without limitation, all obligations regarding interest charges, fees and other amounts payable to IBM Credit under letter agreements executed by MCCI, MLS and IBM Credit in connection with the Agreement. Nothing herein shall be deemed to release MCCI or MLS from any such obligations. MCCI, MLS and Pinacor hereby affirm all representations, warranties and obligations of MCCI and MLS in the Agreement. MCCI, MLS and Pinacor agree that they shall be jointly and severally responsible and liable for all obligations, representations and warranties of MCCI and/or MLS and/or Pinacor under the Agreement, as amended hereby.

In furtherance of the foregoing and not as a limitation, to secure all of its current and future debts owed to IBM Credit, whether under the Agreement or any current or future guaranty or other agreement, Pinacor grants to IBM Credit a security interest in all inventory, equipment, fixtures, accounts, contract rights, chattel paper, instruments, documents of title, deposit accounts, reserves and general intangibles, now owned or hereafter acquired, and all attachments, parts, accessories, accessions, substitutions, and replacements thereto and all proceeds thereof, and to the extent related to the property described above, all books, correspondence, credit files, records, invoices and other papers and documents, including without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in the possession or control of Pinacor or any computer bureau from time to time acting for Pinacor, and, to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance, and all proceeds thereof.

         3. Paragraph 13(c) of the Agreement is hereby amended by deleting such Paragraph 13(c) in its entirety and substituting, in lieu thereof, the following.

         "(c) For the period commencing May 1, 1998 and ending August 31, 1998, the Consolidated Group shall at all times maintain, on a consolidated basis, a ratio of (i) the sum of (A) total liabilities plus (B) that portion of the Outstanding Balance (as defined in the Purchase Agreement executed with Deutche Financial Services (DFS) of all Sold Receivables (as defined in the Purchase Agreement executed with DFS) which we and our affiliates have elected to receive if we and our affiliates have received any or all of the amount due prior to Collections (as defined in the Purchase Agreement executed with DFS) of such Sold Receivables by DFS pursuant to Section 2.1.B of such Purchase Agreement, to
(ii) Tangible Net Worth of less than seven and one half (7.5) to one (1.0)(the "Leverage Ratio"). Commencing September 1, 1998, the Leverage Ratio shall at all time be less than six and one half (6.5) to one (1).

         4. Exhibit A to the Agreement is hereby restated in its entirety and replaced by Exhibit A attached hereto and incorporated herein by reference.

         5. Exhibit B to the Agreement is hereby restated in its entirety and replaced by Exhibit B attached hereto and incorporated herein by reference.

         6. Representations and Warranties. We make to you the following representations and warranties all of which are material and are made to induce you to enter into this Agreement.

         6.1 Accuracy and Completeness of Warranties and Representations. All representations made by us in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by us in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

         6.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause us not to be in compliance with the terms of any agreement to which we are a party.

         6.3 Litigation. Except as has been disclosed by us to you in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against us, which if adversely determined, would materially adversely affect our ability to perform our obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

         6.4   Enforceability  of  Amendment.   This  Amendment  has  been  duly
authorized, executed and delivered by us and is enforceable against us in accordance with its terms.

         7. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. We hereby, ratify, confirm and agree that the Agreement, as amended hereby, represents a valid and enforceable obligation of ours, and is not subject to any claims, offsets or defense.

         8. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Arizona.

         9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.


                                        MICROAGE COMPUTER CENTERS, INC.

                                        By: /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------
                                            /s/  James H. Domaz
                                        -------------------------------
                                                Asst. Secretary

                                        MICROAGE LOGISTICS SERVICES, INC.

                                        By: /s/ James R. Daniel
                                           ------------------------------
                                        Title:  Treasurer
                                              ---------------------------
                                            /s/  James H. Domaz
                                        ---------------------------------
                                                Asst. Secretary

                                        PINACOR, Inc.

                                        By: /s/ James R. Daniel
                                           ------------------------------
                                        Title:  Treasurer
                                              ---------------------------
                                            /s/ James H. Domaz
                                        ---------------------------------
                                                Asst. Secretary


                                        Accepted and Agreed:

                                        IBM CREDIT CORPORATION

                                        By:  /s/ Ronald J. Bachner
                                           ------------------------------
                                        Title:  Mgr. Global Strategic
                                        ---------------------------------
                                                Account Marketing